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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 23, 2000
                   (Date of Report - earliest event reported)




                     SPIROS DEVELOPMENT CORPORATION II, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-23501            33-0774288
  (State or other jurisdiction         (Commission          (IRS Employer
  of incorporation)                    File Number)         Identification No.)


       7475 LUSK BLVD., SAN DIEGO, CALIFORNIA              92121
       (Address of principal executive offices)           (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (858) 457-2553


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 23, 2000, Spiros Development Corporation II, Inc. (the "Company") engaged Ernst & Young LLP as its independent accountants to audit its financial statements in place of Deloitte & Touche LLP (the "Former Accountants").

The decision to change accountants was approved by the Board of Directors and the Audit Committee of the Company.

During the two years ended December 31, 1999, and the subsequent period through February 23, 2000, there were no disagreements or reportable events between the Company and the Former Accountants on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures. In addition, the Former Accountants' report on the financial statements of the Company for the year ended December 31, 1998, and the periods September 23, 1997 (date of incorporation) through December 31, 1997 and 1998, contained no adverse opinions or disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.


ITEM 7.  EXHIBITS

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission concerning its dismissal as the Registrant's principal accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                     SPIROS DEVELOPMENT CORPORATION II, INC.


Date:  February 25, 2000              /s/ Erle T. Mast
       ------------------             -----------------------------------------
                                      Erle T. Mast
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer)



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